UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23967

TCW Spirit Direct Lending LLC

(Exact name of registrant as specified in charter)

200 Clarendon Street, 51st Floor

Boston, MA 02117

(Address of principal executive offices) (Zip code)

Andrew Bowden, Esq.

Executive Vise President and

General Counsel

The TCW Group, Inc.

515 South Flower Street

Los Angeles, California 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 936-2275

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

TCW Spirit Direct Lending LLC

Financial Statements

As of December 31, 2024 and for the period

from May 16, 2024 (Inception)

through December 31, 2024

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

As of December 31, 2024 and for the period from

May 16, 2024 (Inception) through December 31, 2024

The accompanying notes are an integral part of these financial statements.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

As of December  31, 2024

SCHEDULE OF INVESTMENTS

Industry	Issuer	Acquisition Date	Investment	% of Net Assets	Par Amount	Maturity Date	Amortized Cost	Fair Value
	DEBT(1)
Automobile Components
	Superior Industries International, Inc.	08/14/24	Term Loan - 11.88% (SOFR + 7.50%, 2.50% Floor)	14.4%	$1,867,363	12/15/28	$1,824,805	$1,833,750

				14.4%			1,824,805	1,833,750

Food Products
	Great Kitchens Food Company, Inc.	05/31/24	Term Loan - 10.36% (SOFR + 6.00%, 1.25% Floor)	32.7%	4,186,441	05/31/29	4,095,226	4,152,949

				32.7%			4,095,226	4,152,949

Healthcare Equipment & Supplies
	ConnectAmerica.com, LLC	10/11/24	Last Out Term Loan - 9.83% (SOFR + 5.50%, 1.75% Floor)	37.2%	4,798,890	10/11/29	4,723,017	4,731,706

				37.2%			4,723,017	4,731,706

Paper & Forest Products
	Pallet Logistics of America, LLC(3)	11/22/24	Term Loan - 11.01% (SOFR + 6.50%, 1.00% Floor)	17.8%	2,308,374	11/22/29	2,254,752	2,262,207

				17.8%			2,254,752	2,262,207

Software
	CF Newco, Inc.	12/09/24	Revolver - 10.68% (SOFR + 6.25%, 1.50% Floor)	0.9%	117,212	12/10/29	117,212	116,040

	CF Newco, Inc.(3)	12/09/24	Term Loan - 10.68% (SOFR + 6.25%, 1.50% Floor)	17.0%	2,176,799	12/10/29	2,153,652	2,155,031

				17.9%			2,270,864	2,271,071

	Total Debt Investments(2)			120.0%			15,168,664	15,251,683

	Cash Equivalents
	First American Government Obligation Fund, Yield 4.39%, Class X (FGXXX)			17.7%	2,246,629		2,246,629	2,246,629

	Total Cash Equivalents			17.7%	2,246,629		2,246,629	2,246,629

	Short-term Investments
	U.S. Treasury Bill, Yield 4.30%, Maturity April 3, 2025			194.6%	25,000,000		24,733,319	24,733,319

	Total Short-term Investments			194.6%	25,000,000		24,733,319	24,733,319

	Total Investments (332.3%)						$42,148,612	$42,231,631

	Net unrealized depreciation on unfunded commitments (-0.1%)							(14,808)

The accompanying notes are an integral part of these financial statements.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

As of December 31, 2024

SCHEDULE OF INVESTMENTS (Continued)

Liabilities in Excess of Other Assets (-232.2%)	$(29,508,534)

Net Assets (100.0%)	$12,708,289

(1)	Certain debt investments are subject to contractual restrictions on resale, such as approval of the agent or borrower.
(2)

The fair value of each debt investment was determined using significant unobservable inputs and such investments are considered to be Level 3 within the Fair Value Hierarchy. See Note 3 “Investment Valuations and Fair Value Measurements.”

(3)	A portion of such investment is used as collateral for the Company’s secured borrowing. See Note 7.

SOFR - Secured Overnight Financing Rate, generally 1-Month or 3-Month

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $16,552,249 and $1,403,716, respectively, for period from May 16, 2024 (Inception) through December 31, 2024.

Aggregate acquisitions include investment assets received as payment in kind, if any. Aggregate dispositions include principal paydowns on and maturities of debt investments.

Geographic Breakdown of Portfolio

United States	100%

The accompanying notes are an integral part of these financial statements.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2024
Assets
Investments, at fair value
Short-term investments	$24,733
Non-controlled/non-affiliated investments (amortized cost of $15,169)	15,252
Cash and cash equivalents	2,266
Interest income receivable	41
Prepaid and other assets	8

Total Assets	$42,300

Liabilities
Payable for short-term investments purchased	$24,733
Repurchase obligations	3,854
Organizational costs payable to related party	319
Fund accounting and custody fees payable	291
Directors’ fees payable to related party	179
Other liabilities payable to related party	105
Audit fees payable	35
Management fee payable	35
Interest expense payable	26
Unrealized depreciation on unfunded commitments	15

Total Liabilities	$29,592

Commitments and Contingencies (Note 5)
Member’s Capital
Common Unitholders’ commitment: (3,000,000 and 199,500 units issued and outstanding, respectively)	186,600
Common Unitholders’ undrawn commitment: (3,000,000 and 199,500 units issued and outstanding, respectively)	(173,317)
Common Unitholders’ return of capital	(71)
Accumulated Common Unitholders’ tax reclassification	(274)

Common Unitholders’ capital	12,938

Accumulated losses	(230)

Total Member’s Capital	12,708

Total Liabilities and Member’s Capital	$42,300

Net Asset Value Per Unit (accrual base) (Note 10)(1)	$62.01

(1)	Net Asset Value Per Unit (accrual base) equates to the aggregate of the Total Member’s Capital and Common Unitholders’ undrawn commitment divided by total Common units outstanding.

The accompanying notes are an integral part of these financial statements.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

STATEMENT OF OPERATIONS

For the period from May 16, 2024 (Inception) to December 31, 2024
Investment Income
Non-controlled/non-affiliated investments:
Interest income	$454

Total investment income	454
Expenses
Organizational costs	319
Fund accounting fees	284
Directors’ fees	179
Interest expense on repurchase transactions	125
Professional fees	76
Custody and administrative fees	50
Management fees (Note 4)	49
Other expenses	28

Total expenses	1,110
Expenses waived by the Adviser	(14)

Net Expenses	1,096

Net investment loss	(642)

Net realized and unrealized gain on investments
Net realized gain:
Non-controlled/non-affiliated investments	1
Net change in unrealized appreciation/(depreciation):
Non-controlled/non-affiliated investments	67
Net realized gain on short-term investments	70
Net realized and unrealized gain on investments	138

Net decrease in Member’s Capital from operations	$(504)

Basic and diluted:
Loss per unit	$(0.17)
Units outstanding	3,000,000

The accompanying notes are an integral part of these financial statements.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

STATEMENT OF CHANGES IN MEMBER’S CAPITAL

	Common Unitholders’ Capital	Accumulated Losses	Total
Member’s Capital at May 16, 2024 (Inception)	$1	$—	$1
Net (Decrease) Increase in Member’s Capital Resulting from Operations:
Net investment loss	—	(642)	(642)
Net realized gain on investments	—	71	71
Net change in unrealized appreciation/(depreciation) on investments	—	67	67
Net Increase (Decrease) in Member’s Capital Resulting from Capital Activity:
Contributions	13,283	—	13,283
Distributions to Member from:
Return of capital	(71)	—	(71)
Return of unused capital	(1)	—	(1)

Total Increase (Decrease) in Member’s Capital from May 16, 2024 (Inception) to December 31, 2024	13,211	(504)	12,707

Tax reclassification of Member’s Capital	(274)	274	—

Member’s Capital at December 31, 2024	$12,938	$(230)	$12,708

The accompanying notes are an integral part of these financial statements.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

STATEMENT OF CASH FLOWS

For the period from May 16, 2024 (Inception) to December 31, 2024
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(504)
Adjustments to reconcile the net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(16,552)
Purchases of short-term investments	(49,367)
Proceeds from sales and paydowns of investments	1,404
Proceeds from sales of short-term investments	24,704
Realized gain on short-term investments	(70)
Realized gain on investments	(1)
Change in net unrealized (appreciation)/depreciation on investments	(67)
Amortization of premium and accretion of discount, net	(20)
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in interest income receivable	(41)
(Increase) decrease in prepaid and other assets	(8)
Increase (decrease) in payable for short-term investments purchased	24,733
Increase (decrease) in organization costs payable to related party	319
Increase (decrease) in administrative fees payable	291
Increase (decrease) in directors’ fees payable to related party	179
Increase (decrease) in other liabilities payable to related party	105
Increase (decrease) in audit fees payable	35
Increase (decrease) in management fee payable	35
Increase (decrease) in interest expense on Secured Borrowings	26

Net cash used in operating activities	(14,799)

Cash Flows from Financing Activities
Contribution from Members	13,283
Return of capital	(71)
Return of unused capital	(1)
Proceeds from repurchase obligation	9,807
Repayment of repurchase obligation	(5,953)

Net cash provided by financing activities	17,065

Net increase in cash and cash equivalents	2,266
Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$2,266

Supplemental and non-cash financing activities
Interest expense paid	$15

The accompanying notes are an integral part of these financial statements.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Basis of Presentation

Organization: TCW Spirit Direct Lending LLC (the “Company” or the “Fund”), was formed as a Delaware limited liability company on March 5, 2024. The Company has conducted a private offering of its common limited liability company units (the “Units”) to investors in reliance on exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”). In addition, the Company may issue preferred units, though it currently has no intention to do so. On May 16, 2024 (“Inception Date”), the Company sold and issued 10 Units at an aggregate purchase price of $1 to TCW Asset Management Company LLC (“TAMCO”), an affiliate of the TCW Group, Inc., a related party. During the third quarter of 2024, TAMCO transferred its 10 units back to the Company.

On May 30, 2024, the Company filed an election to be regulated as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company also filed an election to be treated for U.S. federal income tax purposes as a Regulated Investment Company (a “RIC”) under Subchapter M of the U.S Internal Revenue Code of 1986, as amended (the “Code”) and has made such an election beginning with the taxable year ending December 31, 2024. As a RIC, the Company is required to meet the minimum distribution and other requirements for RIC qualification, and as a RIC, the Company is required to comply with certain regulatory requirements.

On March 27, 2024, the Company entered into the Investment Advisory and Management Agreement with TAMCO, its registered investment adviser (the “Adviser”). On May 27, 2024, the Company completed the closing of the sale of its Common Units (the “Closing Date”) pursuant to which the Company sold 3,000,000 Common Units at an aggregate purchase price of Australian Dollar (“AUD”) 300,000.

Term: The term of the Company began on the date the Certificate of Formation was filed with the Secretary of State of the State of Delaware, on March 5, 2024, and the Company shall continue in existence perpetually unless the Company is dissolved (i) upon the determination by the Board of Directors (the “Board”) in its sole discretion to dissolve the Company because the Board has determined that there is a substantial likelihood that due to a change in the text, application or interpretation of the provisions of the U.S. federal securities laws (including the Securities Act, the Investment Company Act and the Investment Advisers Act of 1940, as amended) or the Code, or any other applicable statute, regulation, case law, administrative ruling or other similar authority (including changes that result in the Company being taxable as a corporation or association under U.S. federal income tax law), the Company cannot operate effectively, (ii) at any time there are no members of the Company, unless the business of the Company is continued in accordance with the Limited Liability Company Agreement (the “LLC Agreement”) or Delaware law, (iii) upon the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Limited Liability Company Act, (iv) if a court of competent jurisdiction has found that the Adviser has acted with willful misfeasance, gross negligence, or reckless disregard of the duties involved in its conduct and a majority in interest of the Unitholders has approved such dissolution, or (v) by vote of percentage in interest in excess of 66 2/3% (a “Supermajority in Interest”) of all Members; provided, however, that written notice shall be provided to Adviser and the Board at least ninety (90) days prior to any such vote being taken.

Key Person Event: If, prior to an event of dissolution, (i) Mr. Miller and one or more of Ms. Grosso, Mr. Gertzof and Mr. Wang (each of such four Persons, a “Key Person” and collectively, the “Key Persons”) fail to devote substantially all of his or her business time to the investment activities of the Company and the Related Entities; or (ii) Ms. Grosso, Mr. Gertzof and Mr. Wang all fail to devote substantially all of his or her business time to the investment activities of the Company and the Related Entities, in each case other than as a result of a Temporary Disability (the occurrence of such event, a “Key Person Event”), and the Adviser does not replace such individual(s) in the manner contemplated herein, then the Company shall cease making any portfolio investments upon such Key Person Event, whereupon (A) Members will be released from their obligation to fund additional capital contributions with respect to the Common Units, and (B) the Company shall not acquire new portfolio investments except as described in section 6.1.4(a) of the LLC Agreement. The Company’s ability to acquire portfolio investments shall be re-instated, and the restrictions set forth in clauses (A) and (B) above shall be rescinded, upon the vote or written consent of a Supermajority in Interest of the Common Unitholders. If, prior to an event of dissolution as set out in section 8.2 of the LLC Agreement, any Key Person shall fail to devote substantially all of his or her business time to the investment activities of the Company and the Related Entities other than as a result of a Temporary Disability (the occurrence of such event, a “Key Person Departure”), the Company shall provide written notice to Members of such Key Person Departure within 30 days of the date of such Key Person Departure. If the Company fails to obtain approval of a replacement of a Key Person following a Key Person Departure, then, the Key Person Departure shall be permanent and the Adviser shall not be permitted to replace such Key Person.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

1.	Organization and Basis of Presentation (Continued)

Notwithstanding the foregoing, the Adviser is permitted at any time to replace any Person designated above with a senior professional (including a Key Person) selected by the Adviser, with the approval of the majority of the Unitholders (in which case, the approved substitute shall be a Key Person in lieu of the Person replaced) no later than 90 days after the date that the Adviser informs the Company of its proposed replacement of the Key Person. If such replacement(s) end the occurrence of a Key Person Event, the Company’s ability to acquire Portfolio Investments will automatically be re-instated.

Capital Commitments: As of December 31, 2024, the Company has sold 3,000,000 Units for an aggregate offering price of AUD 300,000. Each Unitholder is obligated to contribute capital equal to their Commitment and each Unit’s Commitment obligation is AUD 100.00 per unit. The sale of the Units was made pursuant to subscription agreements entered into by the Company and each investor. Under the terms of the subscription agreements, the Company may draw down all or any portion of the undrawn commitment with respect to each Unit generally upon at least ten business days’ prior written notice to the unitholders. The amount of capital that remains to be drawn down and contributed is referred to as an “Undrawn Commitment”.

The commitment amount funded does not include amounts contributed in anticipation of a potential investment that the Company did not consummate and therefore returned to the Member as unused capital. As of December 31, 2024, aggregate Commitments, Undrawn Commitments, percentage of Commitments funded and the number of subscribed for Units of the Company were as follows:

	Commitments(1)	Undrawn Commitments(1)	% of Commitments Funded	Units
Common Unitholder	$300,000	$280,050	6.7%	3,000,000

(1)	The commitment amount is stated in AUD per the Subscription Agreement.

Recallable Amount: A Unitholder may be required to re-contribute amounts previously distributed equal to (a) such Unitholder’s share of all portfolio investments that are repaid to the Company, or otherwise recouped by the Company, and distributed to the Unitholder, in whole or in part, reduced by (b) all re-contributions made by such Unitholder. This amount, (the “Recallable Amount”) is excluded from the calculation of the accrual based net asset value.

The Recallable Amount as of December 31, 2024 was AUD 114.

2.	Significant Accounting Policies

Basis of Presentation: The Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for investment companies. The Company is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC Topic 946”). The unaudited financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	Significant Accounting Policies (Continued)

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the financial statements, (ii) the reported amounts of income and expenses during the years presented and (iii) disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates, and such differences could be material.

Investments: The Company measures the fair value of its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosure (“ASC 820”). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers the principal market of its investments to be the market in which the investment trades with the greatest volume and level of activity.

Transactions: The Company records investment transactions on the trade date. The Company considers the trade date for investments not traded on a recognizable exchange, or traded in the over-the-counter markets, to be the date on which the Company receives legal or contractual title to the asset and bears the risk of loss.

Income Recognition: Interest income and interest income paid-in-kind are recorded on an accrual basis unless doubtful of collection or the related investment is in default. Realized gains and losses on investments are recorded on a specific identification basis. The Company typically receives a fee in the form of a discount to the purchase price at the time it funds an investment in a loan. The discount is accreted to interest income over the life of the respective loan, using the effective-interest method assuming there are no questions as to collectability, and reflected in the amortized cost basis of the investment. Ongoing facility, commitment or other additional fees including prepayment fees, consent fees and forbearance fees are recognized immediately when earned as income.

The Company may enter into certain intercreditor agreements that entitle the Company to the “last out” tranche of first lien secured loans, whereby the “first out” tranche will receive priority as to the “last out” tranche with respect to payments of principal, interest, and any other amounts due thereunder. In certain cases, the Company may receive a higher interest rate than the contractual stated interest rate as disclosed on the Company’s Schedule of Investments.

Certain investments have an unfunded loan commitment for a delayed draw term loan or revolving credit. The Company earns an unused commitment fee on the unfunded commitment during the commitment period. The expiration date of the commitment period may be earlier than the maturity date of the investment stated above. See Note 5—Commitments and Contingencies.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

Distributions: Distributions to shareholders are recorded on each ex-dividend date. The Company declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Company’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub chapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	Significant Accounting Policies (Continued)

These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

Organizational Costs: Costs incurred in connection with organization of the Company and offering of Common Units. These costs are expensed as incurred. Since inception the Company has incurred $319 in organizational costs, of which $319 was expensed during period ended December 31, 2024.

Cash and Cash Equivalents: The Company generally considers investments with a maturity of three months or less at the time of acquisition to be cash equivalents. As of December 31, 2024, cash and cash equivalents is comprised of demand deposits and highly liquid investments with maturities of three months or less. Cash equivalents are valued at the net asset value of the mutual fund which approximates fair value and are classified as Level 1 in the GAAP valuation hierarchy.

Short-term investments: The Company generally considers investments with original maturities beyond three months at the date of purchase and one year or less from the balance sheet date to be short-term investments. As of December 31, 2024, short-term investments is comprised of U.S. Treasury bills, all of which are carried at fair value and are classified as Level 1 in the GAAP valuation hierarchy.

Repurchase Obligations: Transactions whereby the Company sells an investment it currently holds with a concurrent agreement to repurchase the same investment at an agreed upon price at a future date are accounted for as secured borrowings in accordance with ASC 860, Transfers and Servicing. The investment subject to the repurchase agreement remains on the Company’s Statements of Assets and Liabilities and a secured borrowing is recorded for the future repurchase obligation. The secured borrowing is collateralized by the investment subject to the repurchase agreement. Interest expense associated with the repurchase obligation is reported on the Company’s Statements of Operations within Interest expense on Secured Borrowings.

Income Taxes: The Company has elected to be regulated as a non-diversified closed-end management investment company under the 1940 Act. The Company also intends to be treated as a RIC under the Code and will make such an election beginning with the taxable year ending December 31, 2024. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its Unitholders as dividends. Rather, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Recent Accounting Pronouncements: In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. During the period from May 16, 2024 (Inception) to December 31, 2024, the Company adopted ASU 2022-03 and the adoption did not have a material impact on the financial statements.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment

Disclosures (“ASU 2023-07”). This change is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements. The amendments are effective for fiscal years beginning after December 15, 2023

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	Significant Accounting Policies (Continued)

and interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. During the period from May 16, 2024 (Inception) to December 31, 2024, the Company adopted ASU 2023-07 and the adoption did not have a material impact on the financial statements.

3.	Investment Valuations and Fair Value Measurements

Investments at Fair Value: Investments held by the Company are valued at fair value. Fair value is generally determined on the basis of last reported sales prices or official closing prices on the primary exchange in which each security trades, or if no sales are reported, generally based on the midpoint of the valuation range obtained for debt investments from a quotation reporting system, established market makers or pricing service.

Investments for which market quotes are not readily available or are not considered reliable are valued at fair value according to procedures approved by the Board of Directors (the “Board”) based on similar instruments, internal assumptions and the weighting of the best available pricing inputs.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” with respect to the fair valuation of the Company’s portfolio securities, subject to oversight by and periodic reporting to the Board.

Fair Value Hierarchy: Assets and liabilities are classified by the Company into three levels based on valuation inputs used to determine fair value:

Level 1 values are based on unadjusted quoted market prices in active markets for identical assets.

Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs.

Level 3 values are based on significant unobservable inputs that reflect the Company’s determination of assumptions that market participants might reasonably use in valuing the assets.

Categorization within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Level 1 Assets (Investments): The valuation techniques and significant inputs used to determine fair value are as follows:

Equity, (Level 1), generally includes common stock valued at the closing price on the primary exchange in which the security trades.

Level 2 Assets (Investments): The valuation techniques and significant inputs used to determine fair value are as follows:

Equity, (Level 2), generally include warrants valued using quotes for comparable investments.

Level 3 Assets (Investments): The following valuation techniques and significant inputs are used to determine the fair value of investments in private debt and equity for which reliable market quotations are not available. Some of the inputs are independently observable however, a significant portion of the inputs and the internal assumptions applied are unobservable.

Debt, (Level 3), include investments in privately originated senior secured debt. Such securities are valued based on specific pricing models, internal assumptions and the weighting of the best available pricing inputs. An income method approach incorporating a weighted average cost of capital and discount rate or a market method approach using prices and other relevant information

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	Investment Valuations and Fair Value Measurements (Continued)

generated by market transactions involving identical or comparable assets are generally used to determine fair value, though some cases use an enterprise value waterfall method. Valuation may also include a shadow rating method. Standard pricing inputs include but are not limited to the financial health of the issuer, place in the capital structure, value of other issuer debt, credit, industry, and market risk and events.

Equity, (Level 3), may include common stock, preferred stock and warrants. Such securities are valued based on specific pricing models, internal assumptions and the weighting of the best available pricing inputs. A market approach is generally used to determine fair value. Pricing inputs include, but are not limited to, financial health and relevant business developments of the issuer; EBITDA; market multiples of comparable companies; comparable market transactions and recent trades or transactions; issuer, industry and market events; and contractual or legal restrictions on the sale of the security. When a Black-Scholes pricing model is used it follows the income approach. The pricing model takes into account the contract terms as well as multiple inputs, including: time value, implied volatility, equity prices and interest rates. A liquidity discount based on current market expectations, future events, minority ownership position and the period management reasonably expects to hold the investment may be applied.

Pricing inputs and weightings applied to determine value require subjective determination. Accordingly, valuations do not necessarily represent the amounts that may eventually be realized from sales or other dispositions of investments.

The following is a summary by major security type of the fair valuations according to inputs used in valuing investments listed in the Schedule of Investments as of December 31, 2024:

Investments	Level 1	Level 2	Level 3	Total
Debt	$—	$—	$15,252	$15,252
Short- term investments	24,733	—	—	24,733
Cash equivalents	2,247	—	—	2,247

Total	$26,980	$—	$15,252	$42,232

The following tables provide a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the period from May 16, 2024 (Inception) to December 31, 2024:

	Debt	Equity	Total
Balance, May 16, 2024 (Inception)	$—	$—	$—
Purchases, including payments received in-kind	16,552	—	16,552
Sales and paydowns of investments	(1,404)	—	(1,404)
Amortization of premium and accretion of discount, net	20	—	20
Net realized gains	1		1
Net change in unrealized appreciation/(depreciation)	83	—	83

Balance, December 31, 2024	$15,252	$—	$15,252

Net change in net unrealized appreciation/(depreciation) in investments held as of December 31, 2024	$83	$—	$83

The Company did not have any transfers between levels during the period from May 16, 2024 (Inception) to December 31, 2024.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	Investment Valuations and Fair Value Measurements (Continued)

Level 3 Valuation and Quantitative Information: The following table summarizes the valuation techniques and quantitative information utilized in determining the fair value of the Level 3 investments as of December 31, 2024:

Investment Type	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average*	Impact to Valuation if Input Increases
Debt	$ 15,252	Income Method	Discount Rate	10.4% to 13.1%	11.3%	Decrease

*	Weighted based on fair value

The Company generally utilizes the midpoint of a valuation range provided by an external, independent valuation firm in determining fair value.

4.	Agreements and Related Party Transactions

Advisory Agreement: On March 27, 2024, the Company entered into the Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Adviser, a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisory Agreement became effective upon its execution. Unless earlier terminated, the Advisory Agreement will remain in effect for a period of two years and will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board, or by the vote of a majority of the Company’s outstanding voting securities and (ii) the vote of a majority of the Board who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company, the Adviser or any of their respective affiliates (the “Independent Directors”). The Advisory Agreement will automatically terminate in the event of an assignment by the Adviser.

The Advisory Agreement may be terminated by the Adviser without payment of any penalty upon not less than 60 days’ prior written notice to the Company. If the Advisory Agreement is terminated according to this paragraph, the Company will pay the Adviser a pro-rated portion of the Management Fee and Incentive Fee (each as defined below).

Pursuant to the Advisory Agreement, the Adviser will:

•	formulate and implement the Company’s investment program;

•	determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;

•	identify/source, research, evaluate and negotiate the structure of the investments made by the Company (including due diligence on prospective Portfolio Companies);

•	close, monitor and administer the Company’s investments, including the exercise of any rights in its capacity as a lender;

•	determine the securities and other assets that the Company will originate, purchase, retain, or sell;

•	place orders for the purchase or sale of portfolio securities for the Company’s account with broker-dealers selected by the Adviser;

•

pay such expenses as are incurred by it in connection with providing the foregoing services, subject to the reimbursement of certain expenses incurred on behalf of the Company to the extent described in the Administration Agreement (as defined below);

•	coordinate with the Administrator (as defined below) and;

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	Agreements and Related Party Transactions (Continued)

•

provide the Company with such other investment advisory, research, and related services as the Company may, from time to time, reasonably require for the investment of its funds, including providing operating and managerial assistance to the Company and its portfolio companies as required.

The Company pays to the Adviser, quarterly in arrears, a management fee in cash (the “Management Fee”) calculated as follows: 0.3125% (i.e., 1.25% per annum) of the average gross assets of the Company on a consolidated basis, with the average determined based on the gross assets of the Company as of the end of the three most recently completed calendar months. “Gross assets” means the amortized cost of the Company’s portfolio investments (including portfolio investments purchased with borrowed funds and other forms of leverage, such as preferred units, public and private debt issuances, derivative instruments, repurchase agreements and other similar instruments or arrangements) that have not been sold, distributed to members, or written off for tax purposes (but reduced by any portion of such cost basis that has been written down to reflect a permanent impairment of value of any portfolio investment), and excluding cash and cash equivalents. Installments of the Management Fee payable for any partial month or quarter shall be pro rated for the actual number of days in such period. The Management Fee will accrue from the date Units are issued to persons not affiliated with the Adviser (the “Initial Closing Date”), which occurred on May 27, 2024. The Adviser intends to defer payment of management fee to the extent that such fee is greater than the aggregate amount of interest and fee income earned by the Company.

On May 30, 2024, the Adviser and the Company entered into a fee waiver agreement (the “Fee Waiver Agreement”) under which the Adviser has contractually agreed to a reduction in the Company’s management fee such that the management fee payable by the Company (the “Reduced Fee”) is as follows:

(a)	0.90% on assets under management when assets under management are less than or equal to AU$250,000;

(b)	0.85% on assets under management when assets under management are greater than AU$250,000, but less than or equal to AU$500,000; and

(c)	0.80% on assets under management when assets under management are greater than AU$500,000.

The Fee Waiver Agreement shall become effective at the time the Company commences operations and shall continue for a period of one year, unless sooner terminated by the Company as provided in Paragraph 3 of the Fee Waiver Agreement. The Fee Waiver Agreement shall continue in effect thereafter for additional periods of one year, or such other period as may be agreed upon by the Company and the Adviser, so long as such continuation is approved for the Company at least annually by the Board.

For the period from May 16, 2024 (Inception) to December 31, 2024, Management Fees incurred were $49, of which $14 was waived by the Adviser, and $35 remained payable as of December 31, 2024.

In addition, the Adviser will receive an incentive fee (the “Incentive Fee”) as follows:

(a)

First, no Incentive Fee will be owed until the Common Unitholders have collectively received cumulative distributions pursuant to this clause (a) equal to their Aggregate Contributions (as defined in the LLC Agreement) to the Company in respect of all the Common Units;

(b)

Second, no Incentive Fee will be owed until the Common Unitholders have collectively received cumulative distributions equal to a 7.5% internal rate of return on their Aggregate Contributions to the Company in respect of all Common Units (the “Hurdle”);

(c)

Third, the Adviser will be entitled to an Incentive Fee out of 100% of additional amounts otherwise distributable to Common Unitholders until such time as the Incentive Fee paid to the Adviser is equal to 15% of the sum of (A) the amount by which the Hurdle exceeds the Aggregate Contributions of the Common Unitholders in respect of all Common Units and (B) the amount of Incentive Fee being paid to the Adviser pursuant to this clause (c); and

(d)

Thereafter, the Adviser will be entitled to an Incentive Fee equal to 15% of additional amounts otherwise distributable to Common Unitholders in respect of all Common Units, with the remaining 85% distributed to the Common Unitholders.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	Agreements and Related Party Transactions (Continued)

Pursuant to the Fee Waiver Agreement, the Adviser has agreed to reduce the Incentive Fee from 15% to 10%.

On May 20, 2024, the Adviser and the Company issued a Memorandum of Understanding (the “MOU”) under which the Adviser acknowledges that if the 90-day Secured Overnight Financing Rate (SOFR) averages 3% or lower for the trailing 90-day period, the Adviser shall recommend to the Company’s Board that the Board consider for their approval an amendment to the Company’s Advisory Agreement and any related documents, for purposes of adjusting the Company’s performance hurdle rate to 6.5% but only for so long as SOFR continues to average 3% or lower at all times during the trailing 90-day period. The Board shall consider such recommendation at the next regularly scheduled, in-person, quarterly Board meeting. Subject to the Board’s approval of the Hurdle adjustment, the Company shall implement the adjusted hurdle rate within reasonable time following the Board’s approval.

The Incentive Fee will be calculated on a cumulative basis and the amount of the Incentive Fee payable in connection with any distribution (or deemed distribution) will be determined and, if applicable, paid in accordance with the foregoing formula each time amounts are to be distributed to the Common Unitholders.

For purposes of calculating the Incentive Fee, as provided in Section 3.3.2 of the LLC Agreement, Aggregate Contributions shall not include NAV Balancing Contributions. NAV Balancing Contributions received by the Company will not be treated as amounts distributed to Common Unitholders for purposes of calculating the Incentive Fee. In addition, if distributions to which a Defaulting Member (as defined in the LLC Agreement) otherwise would have been entitled have been withheld pursuant to Section 6.2.4 of the LLC Agreement, the amounts so withheld shall be treated for such purposes as having been distributed to such Defaulting Member. The amount of any distribution of securities made in kind shall be equal to the fair market value of those securities at the time of distribution determined pursuant to Section 13.4 of the LLC Agreement.

If the Advisory Agreement terminates early for any reason other than (i) the Adviser voluntarily terminating the Advisory Agreement or (ii) the Company terminating the Advisory Agreement for cause, the Company will be required to pay the Adviser a final incentive fee payment (the “Final Incentive Fee Payment”). The Final Incentive Fee Payment will be calculated as of the date the Advisory Agreement is so terminated and will equal the amount of Incentive Fee that would be payable to the Adviser if (A) all of the Company’s investments were liquidated for their current value (but without taking into account any unrealized appreciation of any Portfolio Investment (as defined in the LLC Agreement)), and any unamortized deferred Portfolio Investment-related fees were deemed accelerated, (B) the proceeds from such liquidation were used to pay all of the Company’s outstanding liabilities, and (C) the remainder were distributed to Common Unitholders and paid as Incentive Fee in accordance with Section 6(a) of the Advisory Agreement. The Company will make the Final Incentive Fee Payment in cash on or immediately following the date the Advisory Agreement is so terminated. In the case of an early termination, the Adviser Return Obligation under Section 6(c) of the Advisory Agreement will not apply in connection with a Final Incentive Fee Payment.

For the period from May 16, 2024 (Inception) to December 31, 2024, the Company did not incur any Incentive Fees. The Company has not made any incentive fee payments to the Adviser, and as of December 31, 2024, the Company’s did not have any incentive fee payable to the Advisor.

Adviser Return Obligation: On each fiscal year-end from and after December 31, 2026 (each, an “Interim Incentive Fee Date”), and after the Company has made its final distribution of assets pursuant to Section 9.2 of the LLC Agreement (the “Final Incentive Fee Date”), if the Adviser has received aggregate payments of Final Incentive Fee, or with respect to the Interim Incentive Fee only, an amount equal to or greater than $1,000 in excess of the Adviser Target Amount (as defined in the Advisory Agreement) as of such time (an “Adviser Return Event”), then the Adviser shall return to the Company in cash on or before the 90th day after such Interim Incentive Fee Date or Final Incentive Fee Date, as the case may be, an amount equal to such excess (the “Adviser Return Obligation”). Notwithstanding the preceding sentence, in no event shall the Adviser Return Obligation exceed an amount greater than the aggregate amount of Incentive Fee payments previously received by (or allocated to) the Adviser from the Company with respect to the two Interim Incentive Fee Dates immediately preceding such Adviser Return Event, reduced by the excess (if any) of (a) the aggregate federal, state and local income tax liability the Adviser incurred in connection with the payment of such Incentive Fees

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	Agreements and Related Party Transactions (Continued)

(assuming the highest marginal applicable federal and New York City and State income tax rates applied to such payments), over (b) an amount equal to the U.S. federal and state tax benefits available to the Adviser by virtue of the payment made by the Adviser pursuant to its Adviser Return Obligation (assuming that, to the extent such payments are deductible by the Adviser, the benefit of such deductions will be computed using the then highest marginal applicable federal and New York City and State income tax rates), as reasonably determined by the Adviser.

The Adviser Return Obligation shall be recomputed to take into account any post-liquidation returns of distributions made by Members pursuant to Section 11.4 of the LLC Agreement, and any additional Adviser Return Obligation triggered by such post-liquidation returns shall be made by the Adviser contemporaneously with such post-liquidation returns by the Members.

Administration Agreement: On May 30, 2024, the Company entered into an Administration Agreement (the “Administration Agreement”) with TCW Asset Management Company LLC (in such capacity, the “Administrator”). Under the Administration Agreement, the Administrator will furnish the Company with office facilities and equipment, and clerical, bookkeeping and record keeping services. Pursuant to the Administration Agreement, the Administrator will oversee the maintenance of the Company’s financial records and otherwise assist with the Company’s compliance with RIC rules, monitor the payment of expenses, oversee the performance of administrative and professional services rendered to the Company by others, be responsible for the financial and other records that the Company is required to maintain, prepare and disseminate reports to the Unitholders and reports and other materials to be filed with the SEC or other regulators, assist the Company in determining and publishing (as necessary or appropriate) its net asset value, oversee the preparation and filing of tax returns, generally oversee the payment of expenses and provide such other services as the Administrator, subject to review of the Company’s Board, shall from time to time determine to be necessary or useful to perform its obligations under the Administration Agreement. The Administrator may perform these services directly, may delegate some or all of them through the retention of a sub-administrator and may remove or replace any sub-administrator.

Payments under the Administration Agreement will be equal to an amount that reimburses the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities under the Administration Agreement. The amounts paid pursuant to the Administration Agreement are subject to the Company expenses limitation (as defined below). The Administrator agrees that it would not charge total fees under the Administration Agreement that would exceed its reasonable estimate of what a qualified third party would charge to perform substantially similar services. The costs and expenses paid by the Company are described below under “Expenses”.

The Administration Agreement provides that neither the Administrator, nor any director, officer, agent or employee of the Administrator, shall be liable or responsible to the Company or any of the Unitholders for any mistake in judgment, any act performed or omission made by such person or losses due to the mistake, action, inaction, or negligence of other agents of the Company. The Company will also indemnify the Administrator and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it.

Expenses: The Company, and indirectly the Unitholders, will bear all costs, expenses and liabilities, other than Adviser Operating Expenses (as defined below, and which shall be borne by the Adviser), in connection with the Company’s organization, operations, administration and transactions (“Company Expenses”). Company Expenses shall include, without limitation: (a) organizational expenses and expenses associated with the issuance of the Units and organizational expenses of a related entity organized and managed by the Adviser or an affiliate of the Adviser as a feeder fund for the Company and issuance of interests therein; (b) expenses of calculating net asset value (including the cost and expenses of any independent valuation firm); (c) fees payable to third parties, including agents, consultants, attorneys or other advisors, relating to, or associated with, evaluating and making investments; (d) expenses incurred by the Adviser or the Administrator payable to third parties, including agents, consultants, attorneys or other advisors, relating to or associated with monitoring the Company’s financial and legal affairs, providing administrative services, monitoring or administering the Company’s investments and performing due diligence reviews of prospective investments and the corresponding portfolio companies; (e) costs associated with the Company’s reporting and compliance obligations under the 1940 Act, the 1934 Act and other applicable federal or state securities laws; (f) fees and expenses incurred in connection

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	Agreements and Related Party Transactions (Continued)

with debt incurred to finance the Company’s investments or operations, and payment of interest and repayment of principal on such debt; (g) expenses related to sales and purchases of Units and other securities; (h) Management Fees and Incentive Fees; (i) administrator fees and expenses payable under the Administration Agreement, provided that any such fees payable to the Administrator shall be limited to what a qualified third party would charge to perform substantially similar services; (j) transfer agent, sub-administrator and custodial fees; (k) expenses relating to the issue, repurchase and transfer of Units to the extent not borne by the relevant transferring Unitholders and/or assignees; (l) federal and state registration fees; (m) federal, state and local taxes and other governmental charges assessed against the Company; (n) independent directors’ fees and expenses and the costs associated with convening a meeting of the Company’s board of directors or any committee thereof; (o) fees and expenses and the costs associated with convening a meeting of the Unitholders or holders of any Preferred Units; (p) costs of any reports, proxy statements or other notices to Unitholders, including printing and mailing costs; (q) costs and expenses related to the preparation of the Company’s financial statements and tax returns; (r) the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (s) direct costs and expenses of administration, including printing, mailing, long distance telephone, and copying; (t) independent auditors and outside legal costs, including legal costs associated with any requests for exemptive relief, “no-action” positions or other guidance sought from a regulator, pertaining to the Company; (u) compensation of other third party professionals to the extent they are devoted to preparing the Company’s financial statements or tax returns or providing similar “back office” financial services to the Company; (v) Adviser costs and expenses (excluding travel) in connection with identifying and investigating investment opportunities for the Company, monitoring the Company’s investments and disposing of any such investments; (w) portfolio risk management costs; (x) commissions or brokerage fees or similar charges incurred in connection with the purchase or sale of securities (including merger fees); (y) costs relating to hedging or currency exchange activities; (z) the Company’s allocable portion of fees, costs and expenses related to the acquisition and maintenance of computer software used in connection with administering the Company’s business; (aa) costs and expenses attributable to normal and extraordinary investment banking, commercial banking, accounting, auditing, appraisal, valuation, administrative agent activities, custodial and registration services provided to the Company, including in each case services with respect to the proposed purchase or sale of securities by the Company that are not reimbursed by the issuer of such securities or others (whether or not such purchase or sale is consummated); (bb) costs of amending, restating or modifying the LLC Agreement or the Advisory Agreement or related documents of the Company or related entities; (cc) fees, costs, and expenses incurred in connection with the termination, liquidation or dissolution of the Company or related entities; and (dd) all other properly and reasonably chargeable expenses incurred by the Company or the Administrator in connection with administering the Company’s business.

“Adviser Operating Expenses” means overhead and operating and administrative expenses incurred by or on behalf of the Adviser or any of its affiliates, including the Company, in connection with maintaining and operating the Adviser’s office, including salaries and other compensation (including compensation due to its officers), rent, routine office equipment expense and liability and insurance premiums (other than (i) those incurred in maintaining fidelity bonds and Indemnitee insurance policies and (ii) the allocable portion of the Administrator’s overhead in performing its obligations), in furtherance of providing supervisory investment management services for the Company. For the avoidance of doubt, Adviser Operating Expenses include any expenses incurred by the Adviser or its affiliates in connection with the Adviser’s registration as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), or with its compliance as a registered investment adviser thereunder.

All Adviser Operating Expenses and all expenses of the Company that the Company will not bear, as set forth above, will be borne by the Adviser or its affiliates.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Commitments and Contingencies

The Company had the following unfunded commitments and unrealized depreciation by investment as of December 31, 2024.

		December 31, 2024
Unfunded Commitments	Maturity/ Expiration	Amount	Unrealized Depreciation
CF Newco, Inc.	December 2029	$50	$1
Great Kitchens Food Company, Inc.	May 2029	706	5
Pallet Logistics of America, LLC	November 2026	144	3
Pallet Logistics of America, LLC	November 2029	289	6

Total		$1,189	$15

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2024, the Company is not aware of any pending or threatened litigation.

In the normal course of business, the Company enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Company under these arrangements is unknown as it would involve future claims that may be made against the Company; however, based on the Company’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Company has not accrued any liability in connection with such indemnifications.

6.	Member’s Capital Share Transactions

The Company’s Unit activity for the period from May 16, 2024 (Inception) to December 31, 2024, was as follows:

	For the period from May 16, 2024 (Inception) to December 31, 2024
	Shares	Amount (1)
Units at beginning of period	—	—
Units issued and committed during the period	3,000,000	$300,000

Units issued and committed at end of period	3,000,000	$300,000

(1)	The amount is stated in AUD per the Subscriptions Agreement.

No deemed distributions and contributions were processed during the period from May 16, 2024 (Inception) to December 31, 2024.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Repurchase Obligations

In order to finance certain investment transactions, the Company may, from time to time, enter into repurchase agreements with Macquarie US Trading LLC (“Macquarie”), whereby the Company sells to Macquarie an investment that it holds and concurrently enters into an agreement to repurchase the same investment at an agreed-upon price at a future date, not to exceed 60-days from the date it was sold (each, a “Macquarie Transaction”).

Additionally, the Company may, from time to time, enter into repurchase agreements with Barclays Bank PLC (“Barclays”), whereby the Company sells to Barclays its short-term investments and concurrently enters into an agreement to repurchase the same investments at an agreed-upon price at a future date, generally within 30-days (each, a “Barclays Transaction” and together with the Macquarie Transactions, the “Repurchase Transactions”).

In accordance with ASC 860, Transfers and Servicing, these Repurchase Transactions meet the criteria for secured borrowings. Accordingly, the investments financed by these Repurchase Transactions remain on the Company’s Statements of Assets and Liabilities as an asset, and the Company records a liability to reflect its repurchase obligation to Macquarie and Barclays (the “Repurchase Obligations”). Outstanding Repurchase Obligations are presented on the Company’s Statements of Assets and Liabilities as Repurchase Obligations. Repurchase Obligations are secured by the respective investment or short-term investment that is the subject of the repurchase agreement. Interest expense associated with the Repurchase Obligations is reported on the Company’s Statements of Operations within Interest expense on repurchase transactions.

The Barclays Transactions entered into during the period from May 16, 2024 (Inception) to December 31, 2024 had an average principal balance of $24,625 and a weighted average annual interest rate of 5.16%. As of December 31, 2024, the Company had no outstanding Repurchase Obligations with Barclays.

The net proceeds the Company received from the Barclays Transactions during the period from May 16, 2024 (Inception) to December 31, 2024, was a net loss of $13 (comprised of interest expense of $83 net of realized gains on short-term investments of $70).

The Macquarie Transactions entered into by the Company during the period from May 16, 2024 (Inception) to December 31, 2024 had an average principal balance of $3,815, and a weighted average annual interest rate of 7.67%.

As of December 31, 2024, the Company had $3,854 in outstanding Repurchase Obligations with Macquarie, which are categorized as Level 2 within the fair value hierarchy. These outstanding Repurchased Obligations are associated with repurchase agreements that were entered into on November 22, 2024 and on December 9, 2024, and collateralized by the Company’s term loan to Pallet Logistics of America, LLC and CF Newco, Inc. Interest expense under these Repurchase Obligations is calculated as the product of (i) the difference in days between the trade date and the settlement date of the respective Macquarie Transaction and (ii) the interest rates listed in the tables below, as stipulated in the respective repurchase agreements.

Issuer	Investment	Agreement Date	Principal	Interest Rate	Settlement Date
Pallet Logistics of America, LLC	Term Loan	11/22/2024	$2,254	0.00020879	N/A
CF Newco, Inc.	Term Loan	12/9/2024	1,600	0.00020621	N/A

The net proceeds the Company received from Macquarie Transactions during the period from May 16, 2024 (Inception) to December 31, 2024 was a net loss of $42, comprised entirely of interest expense.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Repurchase Obligations (Continued)

Interest expense incurred on the Repurchase Obligations during the period from May 16, 2024 (Inception) to December 31, 2024 was as follows (dollar amounts in thousands):

For the period from May 16, 2024 (Inception) to December 31, 2024
Barclays Transactions	$83
Macquarie Transactions	42

Total Interest expense on repurchase transactions	$125

8.	Income Taxes

The Company has elected to be regulated as a RIC under the 1940 Act and to be treated as a RIC under the Code and has made such an election beginning with the taxable year ending December 31, 2024. So long as the Company maintains its status as a RIC, it will generally not pay corporate-level U.S. Federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually to its Unitholders as dividends. The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Federal Income Taxes: It is the policy of the Company to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income and any net realized gains on investments to its Unitholders. Therefore, no federal income tax provision is required.

As of December 31, 2024, the Company’s aggregate investment unrealized appreciation an depreciation for federal income tax purposes were as follows:

	As of December 31, 2024
Cost of investments for federal income tax purposes	$42,149
Unrealized appreciation	$84
Unrealized depreciation		$(1)
Net unrealized appreciation on investments	$83

The Company files U.S. federal, state, local and non-U.S. tax returns as applicable. The Company is subject to examination by the U.S federal authorities for returns filed for the prior three years and by state tax authorities for returns filed for the prior four years.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

8.	Income Taxes (Continued)

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2024. These differences result primarily from net operating losses, differences in accounting for partnership interest, and amendment fees reclassified as capital gains:

As of December 31, 2024
Common Unitholders tax reclassification	$(274)
Undistributed net investment (loss) income	$345
Accumulated net realized gain (loss)	$(71)

The tax character of shareholder distributions attributable to the period from May 16, 2024 (Inception) to December 31, 2024 was as follows:

For the period from May 16, 2024 (Inception) to December 31, 2024
Return of capital	$71

The tax components of distributable earnings on a tax basis for the period from May 16, 2024 (Inception) to December 31, 2024 were as follows:

For the period from May 16, 2024 (Inception) to December 31, 2024
Net tax appreciation (depreciation)	$68
Capital loss carryover	$—
Other cumulative effect of timing differences	$(298)

As of December 31, 2024, the Company had a short-term capital loss carryforward of $0.

The Company did not have any unrecognized tax benefits as of December 31, 2024, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; therefore, no interest or penalties were accrued.

9.	Segment Reporting

The Company represents a single operating segment as the operating results of the Company are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that is executed by the Company’s portfolio management team. The Company’s Chief Financial Officer, serves as the Company’s chief operating decision maker (“CODM”), who acts in accordance with the Board’s reviews and approvals. The CODM uses financial information, such as changes in member’s capital from operations, changes in member’s capital from Company share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the Company’s profits and losses and to make resource allocation decisions, such as the need to obtain additional funding or make distributions. Segment assets are reflected in the Company’s Statement of Assets and Liabilities as member’s capital, which consists primarily of investments at fair value, and significant segment expenses are listed in the accompanying Statement of Operations.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

10.	Financial Highlights

Selected data for a unit outstanding throughout the period from May 16, 2024 (Inception) to December 31, 2024 is presented below.

For the period from May 16, 2024 (Inception) to December 31, 2024(1)
Net Asset Value Per Unit (accrual base), Beginning of Period(2)	$66.19

Net increase (decrease) in Net Asset Value Per Unit due to FX adjustment(3)	(8.42)
Net increase in Net Asset Value Per Unit due to capital activity(4)	4.43
Income (Loss) from Investment Operations:
Net investment loss	(0.21)
Net realized and unrealized gain	0.04

Total income (loss) from investment operations	(0.17)

Less Distributions:
From return of capital	(0.02)

Total distributions	(0.02)

Net Asset Value Per Unit (accrual base), End of Period	$62.01

Unitholder Total Return(5)(6)	(8.52)%

Unitholder IRR(6)(7)	(12.90)%

Ratios and Supplemental Data:
Members’ Capital, end of period	$12,708
Units outstanding, end of period	3,000,000
Ratios based on average net assets of Members’ Capital:
Ratio of total expenses to average net assets(8)	27.54%
Expenses waived by the Adviser(6)	0.24%
Ratio of net expenses to average net assets(8)	27.16%
Ratio of net investment income before expense waiver to average net assets(8)	(14.93)%
Ratio of net investment income to average net assets(8)	(14.55)%
Portfolio turnover rate(6)	23.45%

(1)	Per unit data was calculated using the number of Units issued and outstanding as of December 31, 2024.
(2)	The beginning of period Net Asset Value Per Unit was adjusted due to changes in total units and is computed based on 3,000,000 units issued as presented in the Statement of Operations.
(3)	The Company’s reporting currency is in USD. The Company’s commitment is in AUD. This adjustment reflects the foreign translation adjustment from AUD to USD for the unfunded commitments.
(4)	The Company’s reporting currency is in USD. The Company’s commitment is in AUD. This adjustment reflects the foreign translation adjustment from AUD to USD for the contributed capital in AUD.
(5)

The Total Return for the period from May 16, 2024 (Inception) to December 31, 2024 was calculated by taking total income from investment operations for the period divided by the weighted average capital contributions from the Member during the period. The return does not reflect sales load and is net of management fees and expenses.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

(Dollar amounts in thousands, except unit data)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

10.	Financial Highlights (Continued)

(6)	Not annualized.
(7)	The Internal Rate of Return (“IRR”) since inception for the Common Unitholders, after management fees, financing costs,

operating expenses and Advisor incentive fees is (12.90)%. The IRR is computed based on cash flow due dates contained in notices to the Member (contributions from and distributions to the Unitholders) and the net assets (residual value) of the Member’s Capital account at period end. The IRR is calculated based on the fair value of investments using principles and methods in accordance with GAAP and does not necessarily represent the amounts that may be realized from sales or other dispositions. Accordingly, the actual return may vary significantly upon realization.

(8)	Annualized except for the organizational costs.

11.	Subsequent Events

The Company has evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that require recognition or disclosure in these financial statements other than those described below.

On January 2, 2025, the Company entered into a Repurchase Transaction with Barclay’s which settled on January 23, 2025 in the amount of $24,719.

12.	Risk Factors

An investment in Company’s securities involves certain risks relating to Company’s structure and investment objective. The risks set forth below are not the only risks the Company faces, and it faces other risks which we have not yet identified, which do not currently deem material or which are not yet predictable. If any of the following risks occur, Company’s business, financial condition and results of operations could be materially adversely affected. In such case, Company’s net asset value could decline, and the Company may lose all or part of its investment.

Market and geopolitical events could materially and adversely affect certain of the Fund’s portfolio companies, and could materially and adversely affect the Fund’s business, financial condition, results of operations and cash flows. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The Fund’s business and operations, as well as the business and operations of the Fund’s portfolio companies, may be materially adversely affected by inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the Fund’s business and operations, and on the business and operations of the Fund’s portfolio companies.

Disruption and Instability in Capital Markets. The U.S. and global capital markets may experience extreme volatility and disruption, which could lead to recessionary conditions and depressed levels of consumer and commercial spending. For instance, failures in the banking sector have caused significant disruption and volatility in U.S. and global markets in the past. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund cannot assure you that these conditions will not worsen. If conditions worsen, a prolonged period of market illiquidity could have a material adverse effect on the Fund’s business, financial condition and results of operations. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit the Fund’s investment originations, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

In addition, to the extent that recessionary conditions return, the financial results of small to mid-sized companies, like those in which the Fund invests, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of the Fund’s portfolio companies’ products and services may experience negative economic trends. The performances of certain of the Fund’s portfolio companies may be negatively impacted by these economic or other conditions, which may ultimately result in:

•	the Fund’s receipt of a reduced level of interest income from the Fund’s portfolio companies;

•	decreases in the value of collateral securing some of the Fund’s loans and the value of the Fund’s equity investments; and

•	ultimately, losses or change-offs related to the Fund’s investments.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), any economic sanctions implemented in response, and any escalation of hostility between China and Taiwan would likely have a significant adverse impact on economies, markets and individual securities globally.

Lack of Operating History. The Fund will not commence investment operations until the Initial Closing Date and has no performance history. Past performance, including the past performance of the prior Direct Lending Funds or other investment entities and accounts managed by the Adviser, is not necessarily indicative of the Fund’s future results. There can be no assurance that the Fund will achieve its investment objective.

Closed-end fund; liquidity limited to periodic repurchases of Units. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. In contrast, the majority of the Fund’s investments will be illiquid.

The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for Units, and none is expected to develop. Units are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Units are not redeemable at the option of persons admitted as members of the Fund (“Members”) and they are not exchangeable for Units of any other fund. The Adviser does not currently intend to recommend that the Board conduct repurchase offers and, therefore, Units are considerably less liquid than units of funds that trade on a stock exchange, or units of open-end registered investment companies. There can be no assurance that the Fund will conduct repurchase offers in any particular period.

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and the underlying investments of the Fund. Additionally, because Units are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members unless called for under the provisions of the Investment Company Act.

Dependence on Key Personnel and Other Management. Unitholders have no right or power to participate in the management of the Fund and may not receive detailed financial information regarding investments that is available to the Adviser. An investor in the Fund must rely upon the ability of the Adviser to identify, structure and implement investments consistent with the Fund’s investment objectives and policies. Accordingly, the Fund’s success is dependent on the Adviser’s ability to retain and motivate highly qualified professionals. The loss of services of Mr. Richard Miller, Ms. Suzanne Grosso, Mr. Mark Gertzof and Mr. David Wang could have an

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

adverse effect on the Fund’s business, financial condition or results of operations. The Fund’s future success also depends on the Adviser’s ability to identify, hire, train and retain other highly qualified and experienced investment and management professionals. Competition for such professionals is significant, and there can be no assurance that the Adviser will be able to attract or retain other highly qualified professionals in the future. The inability of the Adviser to attract and retain such professionals could have a material adverse effect upon the Fund’s business, financial condition or results of operations.

No Assurance of Profits. There is no assurance that the Fund will be able to generate returns for Unitholders or that the returns will be commensurate with the risks of investing in the types of investments described herein. The marketability and value of any of the Fund’s investments will depend upon many factors beyond the Fund’s control. The Fund will incur organizational expenses, Management Fees and other operating expenses which may exceed its income, and a Unitholder could lose the entire amount of its contributed capital. Therefore, a prospective investor should only invest in the Fund if such investor can withstand a total loss of his or her investment. The past investment performance of the entities and accounts with which the Adviser and its investment professionals have been associated cannot be taken to guarantee future results of any investment in the Fund.

RISKS RELATED TO THE FUND’S INVESTMENTS

Economic Recessions or Downturns. Many of the portfolio companies in which the Fund intends to invest may be susceptible to economic slowdowns or recessions and may be unable to repay the loans the Fund made to them during these periods. Therefore, the Fund’s non-performing assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the Fund’s investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of the Fund’s equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net investment income and assets. Unfavorable economic conditions also could increase the Fund’s and the Fund’s portfolio companies’ funding costs, limit the Fund’s and the Fund’s portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to us or the Fund’s portfolio companies. These events could prevent us from increasing investments and harm the Fund’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of the Fund’s portfolio companies were to go bankrupt, depending on the facts and circumstances, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.

Reliance on Portfolio Company Management. The day-to-day operations of each portfolio company in which the Fund invests will be the responsibility of such entity’s management team. In addition, the Fund may make investments in portfolio companies where the Fund has limited influence and the other investors in such portfolio company have economic or business interests or goals that are inconsistent with the Fund’s business interests and goals. There can be no assurance that the existing management team of a portfolio company or any successor will be able to operate any such entity in accordance with the Fund’s expectations. In this situation, the Fund may not be in a position to limit or otherwise protect the value of the Fund’s investment.

Competition for Investment Opportunities. There can be no assurance that there will be a sufficient number of suitable investment opportunities to enable the Fund to invest all of its assets in opportunities that satisfy the investment strategy, or that such investment opportunities will lead to completed investments. The activity of identifying, structuring, completing, implementing and realizing attractive investment opportunities is highly competitive. The Fund will compete for investment opportunities with many other industry participants, including business development companies, public and private funds, individual and institutional investors, and financial institutions. Many such entities have substantially greater economic and personnel resources than the Fund and/or better relationships with borrowers and others and/or the ability to accept more risk than the Fund believe can be prudently managed. Accordingly, competition for investments may have the effect of reducing the number of suitable prospective investments available to the Fund and increasing the bargaining power of borrowers, thereby reducing the Fund’s investment returns. Furthermore, the availability of investment opportunities generally will be subject to market conditions. It is possible that the Fund’s capital will not be fully utilized if sufficient attractive investments are not identified and consummated by the Adviser.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

No Secondary Market for Securities. The Fund’s investments are generally heavily negotiated and, accordingly, do not have the liquidity of conventional securities. Due to their illiquid nature, the Fund may not be able to dispose of its investments in a timely manner, at a fair price and/or in the manner that was thought to be viable when the investment was initiated (due to economic, legal, political or other factors). There is no assurance that the Fund will be able to dispose of an investment in a particular security. The inability to dispose of a security could result in losses incurred by the Fund, including the loss of the Fund’s entire investment in such security. The debt of highly leveraged companies or companies in default also may be less liquid than other debt. If the Fund voluntarily or involuntarily sold those types of debt securities, the Fund might not receive the full value the Fund expect.

Illiquidity of Collateral. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of those assets will satisfy a company’s obligations. If a company defaults on a secured investment, the Fund may receive assets other than cash or securities in full or partial satisfaction of such company’s obligations. The Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until it is determined to be appropriate to dispose of them.

Portfolio Concentration. Although the regulatory restrictions applicable to RICs limit the amount that the Fund may generally invest in any single portfolio company, the Fund’s investments may not be diversified. Aside from the diversification requirements that the Fund will have to comply with as a RIC and other contractual investment limitations to which the Fund is subject pursuant to the LLC Agreement, the Fund does not have any specific portfolio diversification or concentration limits. As a result, the Fund’s portfolio may include a relatively limited number of large positions. If the Fund’s investments are concentrated in a few issuers or industries, any adverse change in one or more of such issuers or industries could have a material adverse effect on the Fund’s investments. To the extent the aggregate Commitments of the Unitholders turn out to be substantially less than the amounts targeted, the Fund’s portfolio may be even more concentrated than it would otherwise be.

Valuation Risk. Many of the Fund’s portfolio securities may not have a readily available market price and the Adviser will value these securities at fair value as determined in good faith under procedures approved by the Fund’s Board of Directors, which valuation is inherently subjective and may not reflect what the Fund may actually realize for the sale of the investment. The majority of the Fund’s investments are expected to be in instruments that do not have readily ascertainable market prices. The fair value of assets that are not publicly traded or whose market prices are not readily available will be determined in good faith by the Adviser under procedures approved by the Fund’s Board of Directors. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Currency Hedging Risk. The Fund may enter into hedging transactions, which may expose it to risks associated with such transactions. The Fund may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of its portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counter-party credit risk. To the extent the Fund has non-U.S. investments, particularly investments denominated in non-U.S. currencies, the Fund’s hedging costs will increase.

Hedging against a decline in the values of the Fund’s portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at an acceptable price.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

The success of the Fund’s hedging strategy, if any, will depend on its ability to correctly identify appropriate exposures for hedging. Unanticipated changes in currency exchange rates or other exposures that the Fund might hedge may result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure.

For a variety of reasons, the Fund may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent the Fund from achieving the intended hedge and expose the Fund to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. stockholders free from withholding taxes. Changes to the regulations applicable to the financial instruments the Fund uses to accomplish its hedging strategy could affect the effectiveness of that strategy.

Credit Risks. Debt investments are subject to credit risk. Credit risk relates to the ability of the borrower to make interest and principal payments on the loan or security as they become due. If the borrower fails to pay interest, the Fund’s income might be reduced. If the borrower fails to repay principal, the value of that security and the value of the Fund might be reduced. The Fund’s investments in debt securities are subject to risks of default. The Fund may invest in debt securities made in connection with leveraged buy-out transactions, recapitalizations (i.e., a type of a corporate restructuring that aims to change a company’s capital structure) and other highly leveraged transactions. While the Fund’s investments in senior loans typically will be secured by collateral, the Fund may have difficulty liquidating the collateral or enforcing the Fund’s rights under the terms of the senior loans in the event of the borrower’s default. There is no guarantee that the collateral securing a senior loan will be sufficient to protect the Fund against losses or a decline in income in the event of a borrower’s non-payment of interest or principal. In the event that a borrower declares bankruptcy, a court could invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the senior loan to other creditors of the borrower. Also, the Fund may invest part of the Fund’s assets in loans and other debt obligations that are not fully secured.

Interest Rate Risk. In general, the value of a debt security changes as prevailing interest rates change. For fixed-rate debt securities, when prevailing interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and they may sell at a discount from their face amount. The Fund’s debt investments will generally have adjustable interest rates. For that reason, the Adviser expects that when interest rates change, the amount of interest the Fund received in respect of such debt investments will change in a corresponding manner. However, the interest rates of some debt investments adjust only periodically. Between the times that interest rates on debt investments adjust, the interest rates on those investments may not correlate to prevailing interest rates. In recent years the U.S Federal Reserve Board increased interest rates from historically low levels in an effort to cause inflation levels to align with the Fed’s long-term inflation target, but those rates have appeared to stabilize somewhat more recently and might be lowered in the coming year. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, or general economic conditions).

Reliance Upon Unaffiliated Co-Lender. In certain circumstances the Fund may co-invest with an unaffiliated lender, who will sometimes be responsible for performing some of the legal due diligence on the borrower and for negotiating some of the terms of the loan agreement that establishes the terms and conditions of the debt investment and the rights of the borrower and the lenders. In such circumstances, although the Fund will perform the Fund’s own due diligence, the Fund may rely in part on the quality of the due diligence performed by the co-lender and will be bound by the negotiated terms of the loan documentation. There can be no assurance that the unaffiliated co-lender will perform the same level of due diligence as the Fund would perform or that the co-lender will negotiate terms that are consistent with the terms generally negotiated and obtained by the Fund. If the unaffiliated co-lender is acting as collateral agent under the loan documentation and becomes insolvent, the assets securing the debt investment may be determined by a court or regulatory authority to be subject to the claims of the co-lender’s creditors. If that were to occur, the Fund might incur delays and costs in realizing payment on the loan, or the Fund might suffer a loss of principal and/or interest.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

Reliance upon Consultants. The Adviser may rely upon independent consultants in connection with its evaluation of proposed investments; however, no assurance can be given that these consultants will accurately evaluate such investments and the Fund may incur liability as a result of such consultants’ actions.

Use of Investment Vehicles. In general, the risks associated with indirect investments in portfolio companies through a joint venture, partnership or other special purpose vehicle (each, an “Investment Vehicle”) are similar to those associated with a direct investment in a portfolio company. While the Fund will analyze the credit and business of a potential portfolio company in determining whether or not to make an investment in an Investment Vehicle, the Fund will nonetheless be exposed to the creditworthiness of the Investment Vehicle. In the event of a bankruptcy proceeding against the Investment Vehicle, the risks outlined below under “—Insolvency Considerations with Respect to Portfolio Companies” will be applicable with equal effect. Additionally, in the case of a bankruptcy proceeding against the portfolio company, the assets of the portfolio company may be used to satisfy its obligations prior to the satisfaction of the Fund’s investment in the Investment Vehicle (i.e., the Fund’s investment in the Investment Vehicle would be structurally subordinated to the other obligations of the portfolio company).

Insolvency Considerations with Respect to Portfolio Companies. Various laws enacted for the protection of creditors may apply to the Fund’s debt investments. A bankruptcy proceeding against a borrower could delay or limit the Fund’s ability to collect the principal and interest payments on that borrower’s debt obligations. In a lawsuit brought by creditors of a borrower, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

•  Other creditors might convince the court to set aside or subordinate a loan or the security interest in a loan as a “fraudulent conveyance,” a “preferential transfer” or for other equitable considerations. In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent such recapture.

•  A bankruptcy court may restructure the payment obligations under debt securities so as to reduce the amount to which the Fund would be entitled.

•  The court might discharge the amount of a loan the Fund makes that exceeds the value of the collateral securing the loan. The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law.

•  Although the Fund’s senior secured position under a senior loan provides some assurance that the Fund would be able to recover some of the Fund’s investment in the event of a borrower’s default, the collateral might be insufficient to cover the borrower’s debts. A bankruptcy court might find that the collateral securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss.

•  If a borrower defaults on a scheduled interest or principal payment on a debt obligation, the Fund may experience a reduction of the Fund’s income. In addition, the value of the debt investment would decline, which may, in turn, cause the Fund’s value to decline.

Lender Liability. In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “Lender Liability”). Generally, Lender Liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Lender Liability claims generally arise in bankruptcy, but can also arise under state law claims. Lender Liability often involves claims of misconduct where a lender (a) intentionally takes an action that exacerbates the insolvency of a borrower or issuer or that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

such borrower or issuer, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a shareholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer. The Fund could be subject to allegations of Lender Liability because of the nature of certain of the Fund’s investments. There is also a risk that where Lender Liability is alleged, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “Equitable Subordination”).

Special Risks of Highly Leveraged or other Risky Portfolio Companies. The Fund can invest up to 100% of the Fund’s total assets in debt and equity securities of portfolio companies that are highly leveraged and whose debt securities would be considered well below investment grade. The Fund may also invest in obligations of portfolio companies in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (i.e., a debtor in possession financing) if the obligations meet the credit standards of the Adviser. Debtor in possession financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow an entity to continue its business operations while reorganizing under Chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditor claims). These debt obligations tend to offer higher yields than investment grade securities to compensate investors for the higher risk, and are commonly referred to as “high risk securities” or, in the case of bonds, “junk bonds.” Similarly, the Fund may also invest in obligations of portfolio companies in connection with rescue situation and Chapter 11 exit financings. Rescue situation financings may avoid a company’s need to resort to bankruptcy and provide the company with working capital it needs to continue uninterrupted operations. Chapter 11 exit financings allow a company to deleverage its balance sheet and to emerge from a Chapter 11 bankruptcy. Lending to highly leveraged or other risky borrowers is highly speculative. These investments may expose the Fund to financial market risks, interest rate risks and credit risks that are significantly greater than the risks associated with other securities in which the Fund may invest. An economic downturn or a period of rising interest rates, for example, could cause a decline in the prices of such securities. The prices of securities structured as zero-coupon or pay-in-kind securities may be more volatile than securities that pay interest periodically and in cash. In the event of a default by a portfolio company, the Fund would experience a reduction of the Fund’s income and could expect a decline in the fair value of the defaulted securities and may incur significant additional expenses to seek recovery.

Risk of Bridge Financing. If the Fund makes or invests in a bridge loan or interim financing for a portfolio company that intends to refinance all or a portion of that loan, there is a risk that the borrower will be unable to complete such refinancing successfully. Such failure could lead to the portfolio company having to pay interest at increasing rates along with additional fees and expenses, the result of which may reduce the value of the portfolio company.

Risk of Subordinated or Mezzanine Financing. The Fund’s investments in subordinated or mezzanine financing will generally be unsecured or, if secured, will be subordinated to the interests of the senior lender in the borrower’s capital structure. In the event of a bankruptcy or insolvency involving the borrower where there are insufficient assets to satisfy the obligations of the borrower to its senior lender, there may be no assets available to meet its obligations to the holders of its subordinated or mezzanine debt, including the Fund.

Risks of Investing in Unitranche Loans. Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans, and may rank junior to other debt instruments issued by the portfolio company. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid only after the first out tranche is paid. The Fund may participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans, and the Fund may suffer losses on such loans if the borrower is unable to make required payments when due.

Non-U.S. Investment Risk. The Fund may invest in portfolio companies domiciled outside of the United States. Non-U.S. obligations have risks not typically involved in domestic investments. For example, non-U.S. obligations not denominated in U.S. dollars will cause investment performance to vary based on changes in the applicable currency exchange rate. Moreover, even if the Fund attempt to hedge the currency exchange risk, these hedges may be expensive and may not completely protect the Fund in all circumstances. Non-U.S. investing can also result in higher transaction and operating costs for the Fund. Non-U.S. issuers may not be subject to the same

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

accounting and disclosure requirements that U.S. issuers are subject to. The value of non-U.S. investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, non-U.S. taxes, delays in settlement of transactions, changes in governmental economic or monetary policies in the United States or abroad, or other political and economic factors. The Fund may have greater difficulty taking appropriate legal actions in non-U.S. courts. Non-U.S. countries may impose withholding taxes on income paid on the debt securities of issuers in those countries.

Risks of Using Derivative Instruments. The Fund may use derivative financial instruments for hedging or managing the risks associated with the assets the Fund hold. The risks posed by such instruments can be extremely complex and difficult to evaluate, including

(i) risks relating to the Fund’s counterparties in such a transaction;

(ii) imperfect correlation between movements in the currency, interest rate or other reference on which the derivative is based and movements in the assets of the underlying portfolio; and

(iii) reduced ability to meet short-term obligations because of the percentage of the Fund’s assets segregated to cover derivative obligations. In addition, by hedging a particular position, any potential gain from an increase in value of such position may be limited.

Economic Interest of the Adviser. Because the Adviser will be compensated in part on a basis tied to the Fund’s performance, the Adviser may have an incentive to make investments that are risky or speculative.

RISKS RELATED TO UNITHOLDERS

Effect of Fees and Expenses on Returns. The Fund will pay Management Fees and Incentive Fees to the Adviser and generally will bear the Fund’s costs, expenses and liabilities in connection with the organization, operations, administration and transactions of the Fund (together with the Management Fees and Incentive Fees, the “Company Expenses”). Generally, other than the Incentive Fee, fees and expenses will be paid regardless of whether the Fund produce positive investment returns. The fees and expenses will reduce the actual returns to Unitholders, the distributions the Fund make to Unitholders, and the overall value of the Unitholders’ investment. In addition, because the Management Fees payable by the Fund to the Adviser will be calculated based on average gross assets of the Fund on a consolidated basis, including the amortized cost of portfolio investments purchased with borrowed funds and other forms of leverage, the Adviser may be incentivized to use leverage, but will not utilize more than is permitted by applicable law or regulation. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of the Units. Furthermore, the Adviser may receive incentive fee payments on unrealized gains that may not be subsequently realized.

Retention of Proceeds. The Fund may retain, in whole or in part, any proceeds attributable to portfolio investments and may use the amounts so retained to make investments, pay Company fees and expenses, repay Company borrowings, or fund reasonable reserves for future Company Expenses or other obligations (including obligations to make indemnification advances and payments), provided, that no part of such retained amounts will be used to make any investment for which the Adviser would not be permitted to draw down Commitments. To the extent such retained amounts are reinvested in investments, a Unitholder will remain subject to investment and other risks associated with such investments.

Effect of Varying Terms of Classes of Units. Although the Fund has no current intention to do so, pursuant to the LLC Agreement, the Fund may issue units that may have rights senior to those of the Units (“Preferred Units”). If the Fund issues Preferred Units, there can be no assurance that such issuance would result in a higher yield or return to the holders of the Units. The issuance of Preferred Units would likely cause the net asset value of the Units to become more volatile. If the dividend rate on the Preferred Units were to approach the net rate of return on the investment portfolio, the benefit of leverage to the holders of the Units would be reduced. If the dividend rate on the Preferred Units were to exceed the net rate of return on the Fund’s portfolio, the leverage would result in a lower rate of return to the holders of the Units than if the Fund has not issued Preferred Units. Any decline in the net asset value of the Fund investments would be borne entirely by the holders of the Units. Therefore, if the fair value of the Fund’s portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of the Units than if the Fund was not leveraged through the issuance of Preferred Units.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

Rights of Preferred Unitholders. Holders of any Preferred Units that the Fund might issue would have the right, voting separately as a single class, to elect two members of the board at all times. In addition, if dividends for Preferred Units become two full years in arrears, the holders of those Preferred Units would have the right to elect a majority of the board until such arrearage is completely eliminated. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Units and Preferred Units, both by the Investment Company Act and by the terms of the Fund’s debt financings (if any), might impair the Fund’s ability to qualify as a RIC for federal income tax purposes. While the Fund would intend to redeem the Preferred Units to the extent necessary to enable the Fund to distribute the Fund’s income as required to qualify as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Borrowing Money. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in the Fund. Subject to the borrowing limitation imposed on the Fund by the Investment Company Act, the Fund and any wholly owned subsidiary of the Fund may borrow from or issue senior debt securities to banks, insurance companies and other lenders in the future. The Fund’s lenders will have fixed dollar claims on the Fund’s assets that are superior to the claims of the Unitholders, and the Fund would expect such lenders to seek recovery against the Fund’s assets in the event of a default. If the value of the Fund’s assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. Similarly, any decrease in the Fund’s income would cause net income to decline more sharply than it would have had the Fund not borrowed. Leverage is generally considered a speculative investment technique. The Fund’s ability to service any debt that the Fund incur will depend largely on the Fund’s financial performance and will be subject to prevailing economic conditions and competitive pressures.

Obligations of Unitholders Relating to Credit Facilities. If the Fund or any of its subsidiaries enters into a credit facility, the Fund may grant security over and transfer the Fund’s right to drawdowns of capital from investors to the Fund’s lenders or other creditors. Unitholders will be required to fund drawdowns up to the amount of their respective Undrawn Commitments if an event of default under a credit facility or any other borrowing agreement occurs in order to repay any indebtedness of the Fund or any of its subsidiaries, and the payment by a Unitholder of any such amounts that have become due and payable by the Fund out of such Unitholder’s Undrawn Commitment (as defined herein) may be a condition to the effectiveness of (i) any transfer, withdrawal, termination or reduction of Commitments of such Unitholder, (ii) such Unitholder’s ability to cease funding its Commitment.

Failure to Qualify as a RIC. The Fund will be subject to corporate-level income tax if the Fund is unable to qualify as a RIC under Subchapter M of the Code. To qualify as a RIC under Subchapter M of the Code, the Fund must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distribute the sum of at least 90% of the Fund’s net ordinary income, net short-term capital gains in excess of net long-term capital losses, if any, and 90% of its net tax-exempt interest (if any) to the Unitholders on an annual basis. Because the Fund intends to incur debt, the Fund will be subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to qualify as a RIC. If the Fund is unable to obtain cash from other sources, the Fund may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, the Fund must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in the Fund having to dispose of certain investments quickly in order to qualify as a RIC, or to prevent the loss of such qualification after becoming a RIC. Because most of the Fund’s investments will be in private or thinly traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. If the Fund fails to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Unitholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Unitholders.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

Withholding Risk for Foreign Investors. U.S. withholding tax rules require 30% withholding on distributions to a Unitholder who is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes (“Non-U.S. Holders”) unless there is certainty that such distributions are not subject to such withholding. The Fund may make distributions at times of the year when there is uncertainty as to whether the amounts distributed are subject to such withholding. Accordingly, such distributions to Non-U.S. Holders may be subject to overwithholding by the Fund (or its withholding agent) and Non-U.S. Holders may be required to file a return with the Internal Revenue Service in order to receive a refund of such overwithheld amounts. Non-U.S. Holders should see the discussion under Item 10.4 – Taxes.

Recourse to The Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any capital held by the Fund, are available to satisfy all the Fund’s liabilities and other obligations. If the Fund become subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, even in the circumstance where a specific investment gave rise to the liability.

Need for Follow-On Investments. The Fund may be called upon to provide follow-on funding or additional loans for, or have the opportunity to increase the Fund’s investment in, the Fund’s portfolio companies. There can be no assurance that the Fund will be able to make or arrange for follow-on investments or loans or that the Fund will have sufficient funds to do so. Any decision not to make follow-on investments or loans or the inability to make them may have a substantial negative impact on a portfolio company in need of funds or may diminish the Fund’s proportionate ownership in such entity and thus the Fund’s ability to influence the entity’s future conduct. The inability to make follow-on investments or loans may also impede, diminish or reduce the number of attractive investments made available to the Fund.

Litigation Risks. The Fund will be subject to a variety of litigation risks, particularly if one or more of the Fund’s portfolio companies face financial or other difficulties. Legal disputes, involving any or all of the Fund, the Adviser, or their affiliates, may arise from the Fund’s activities and investments and could have a significant adverse effect on the Fund.

Consequences of Failure to Pay Commitment in Full. If a Unitholder fails to pay any installment of its Commitment, other Unitholders who have an outstanding Commitment may be required to fund their respective Commitments sooner than they otherwise would have absent such a default. In addition, if funding of Commitments by other Unitholders and the Fund’s borrowings are inadequate to cover defaulted Commitments, the Fund may be unable to pay the Fund’s obligations when due or be subjected to penalties or may otherwise suffer adverse consequences that could materially adversely affect the returns to the Unitholders (including non-defaulting Unitholders). If a Unitholder defaults, there is no guarantee that the Fund will recover the full amount of the defaulted Commitment, and such defaulting Unitholder may lose all or a portion of its economic interest in the Fund.

Limited Liability of the Adviser. To the extent permissible by law, the Adviser will not be liable, responsible or accountable in damages or otherwise to the Fund or to any Unitholder for any breach of duty to the Fund or the Unitholders or for any act or failure to act pursuant to the investment management and advisory agreement (the “Advisory Agreement”) or otherwise, except in certain limited circumstances provided by the Investment Company Act and as set forth in the Advisory Agreement. In general, the Fund will be required to indemnify the Adviser (and other related and/or affiliated parties) for certain losses arising out of its activities on behalf of the Fund. Such obligations could reduce significantly the returns to the Unitholders.

Conflicts of Interest. Conflicts of interest may exist from time to time between the Adviser and certain of its affiliates involved with the Fund.

Inability to Take Advantage of Investment Opportunities with Affiliated Funds or Investors. The Investment Company Act limits the Fund’s ability to engage in transactions with affiliated funds and investors. For example, the Fund is prohibited under the Investment Company Act from participating in certain transactions with the Fund’s affiliates without the prior approval of the Fund’s Independent Directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Fund’s outstanding voting securities will be the Fund’s affiliate for purposes of the Investment Company Act, and the Fund is generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the Independent Directors. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include co-investments in the same portfolio company, without prior approval of the Independent Directors and, in some cases, of the SEC. Although the Fund will be able to benefit from exemptive relief obtained from the SEC by the Adviser and other funds advised by the Adviser to engage in certain “joint”

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

transactions, the relief is limited and subject to certain conditions. The Fund is prohibited from buying or selling any security from or to any person who owns more than 25% of the Fund’s voting securities or controls the Fund (such as the Adviser) or certain of that person’s affiliates (such as other investment funds managed by the Adviser), or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, the Fund may be prohibited from buying or selling any security (other than any security of which the Fund is the issuer) from or to any portfolio company of a private equity fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund. In situations where the Fund cannot co-invest with other investment funds managed by the Adviser due to the restrictions contained in the Investment Company Act, the investment policies and procedures of the Adviser generally require that such opportunities be offered to the Fund and such other investment funds on an alternating basis. Therefore, there can be no assurance that the Fund will be able to participate in all investment opportunities identified by the Adviser that are suitable for the Fund.

No Registration; Limited Transferability of Units. The Units are being offered without registration under the Securities Act or any other laws of applicable jurisdictions. All dispositions and transfers of the Units shall be made pursuant to an effective registration statement or in accordance with an exemption from registration contained in the Securities Act. Unitholders will not be permitted to transfer their Units unless (i) the Fund and, if required by the Fund’s lending arrangements, the Fund’s lenders give consent and (ii) the sale, assignment, transfer or otherwise disposal of Units (“Transfer”) is made in accordance with applicable securities laws. Furthermore, the transferability of the Units may be subject to certain restrictions contained in the Member’s completed subscription agreement (“Subscription Agreement”) and the LLC Agreement and may be affected by restrictions on resale imposed under U.S. federal, U.S. state or another jurisdiction’s securities laws. A public market does not currently exist for the Units and one is not expected to develop. Withdrawal from an investment in the Units will not generally be permitted. In light of the restrictions imposed on any such transfer and in light of the limitations imposed on a Unitholder’s ability to withdraw all or part of its investment in Units, an investment in the Units should be viewed as illiquid and subject to high risk.

GENERAL RISK FACTORS

Changes to U.S. Tariff and Import/Export Regulations. There has been ongoing discussion and commentary regarding potential, significant changes to U.S. trade policies, treaties and tariffs, resulting in significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the Fund’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

Changes in Applicable Law. The Fund must comply with various legal requirements, including requirements imposed by United States and non-U.S. anti-money laundering laws, securities laws, commodities laws, tax laws and pension laws. Should any of those laws change over the life of the Fund, the legal requirements to which the Fund and the Adviser may be subject could differ materially from current requirements. In addition, if a Unitholder fails to comply with applicable anti-money laundering laws and similar laws, the Fund may mandatorily repurchase such Unitholder’s Units. If such repurchases were to occur, they would be conducted on such terms as may be determined by the Fund’s Board and in accordance with the requirements of applicable law, including Section 23(c) of the Investment Company Act and the rules thereunder, and Regulation M under the Exchange Act.

Terrorist Action. There is a risk of terrorist attacks on the United States and elsewhere causing significant loss of life and property damage and disruptions in global markets. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced. The impact of such events is unclear, but could have a material effect on general economic conditions and market liquidity.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

Dependence on Information Systems and Systems Failures. The Fund’s business is highly dependent on the communications and information systems of the Adviser, its affiliates and third parties. Further, in the ordinary course of the Fund’s business, the Fund or the Adviser may engage certain third party service providers to provide us with services necessary for the Fund’s business. Any failure or interruption of those systems or services, including as a result of the termination or suspension of an agreement with any third party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond the Fund’s control and adversely affect the Fund’s business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics or other serious public health events, such as the recent global outbreak of COVID-19;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks

Cybersecurity Risks and Cyber Incidents. The Fund is highly dependent on information systems, and systems failures could significantly disrupt the Fund’s business, which may, in turn, negatively affect the value of the Fund’s Units and the Fund’s ability to pay distributions. The Fund’s business depends on the communications and information systems of the Fund’s Adviser and its affiliates, the Fund’s portfolio companies and third-party service providers. These systems are subject to potential cybersecurity attacks and incidents, including through adverse events that threaten the confidentiality, integrity or availability of the Fund’s information resources. Cyber hacking could also cause significant disruption and harm to the companies in which the Fund invests. Additionally, digital and network technologies might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. These attacks could involve gaining unauthorized access to the Fund’s information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to the Fund’s business relationships, any of which could, in turn, have a material adverse effect on the Fund’s operating results and negatively affect the value of the Fund’s securities and the Fund’s ability to pay distributions to the Fund’s Unitholders.

As the Fund’s reliance on technology has increased, so have the risks posed to the Fund’s information systems, both internal and those provided by the Adviser and third-party service providers. In addition, the Fund and the Adviser currently or in the future are expected to routinely transmit and receive confidential and proprietary information by email and other electronic means. The Fund and the Adviser may not be able to ensure secure capabilities with all of the Fund’s clients, vendors, service providers, counterparties and other third parties to protect the confidentiality of the information.

The Fund and many of the Fund’s third-party service providers currently have work from home policies. Such a policy of remote working could strain the Fund’s technology resources and introduce operational risks, including heightened cybersecurity risks and other risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts. There is no assurance that any efforts to mitigate cybersecurity risks undertaken by us or the Fund’s Adviser will be effective. Network, system, application and data breaches as a result of cybersecurity risks or cyber incidents could result in operational disruptions or information misappropriation that could have a material adverse effect on the Fund’s business, results of operations and financial condition of the Fund and its portfolio companies.

Political, Social and Economic Uncertainty Risk. Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that create uncertainty and have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which companies and their investments are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the U.S. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including, but not limited to, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

The Fund will also be negatively affected if the operations and effectiveness of the Fund or a portfolio company (or any of the key personnel or service providers of the foregoing) is compromised or if necessary or beneficial systems and processes are disrupted.

War in Israel and Global Geopolitical Risk. On October 7, 2023, Hamas militants and members of other terrorist organizations infiltrated Israel’s southern border from the Gaza Strip and conducted a series of terror attacks on civilian and military targets. The militants launched extensive rocket attacks on the Israeli population and industrial centers located along the Israeli border with the Gaza Strip. Shortly following the attack, Israel’s security cabinet declared war against Hamas. The intensity and duration of Israel’s war against Hamas is difficult to predict, as are the war’s impacts on global geopolitical stability. Any deterioration in credit markets resulting directly or indirectly from the recent attack by Hamas on Israel from the Gaza Strip could limit the Fund’s ability to obtain external financing. As a result, a downturn in the worldwide economy resulting from these global geopolitical conflicts, as well as others that may arise, could have a material adverse effect on the financial condition of the Fund.

Non-diversified status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company; however, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Legal, tax and regulatory risks. Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010 and significantly revises and expands the rulemaking, supervisory and enforcement authority of U.S. federal bank, securities and commodities regulators. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	Risk Factors (Continued)

In addition, it is possible that government regulation of various types of derivative instruments and/or regulation of certain market participants’ use of the same, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.

In 2020, the SEC adopted Rule 18f-4 under the Investment Company Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

In December 2020, the SEC adopted a new Rule 2a-5, which provides a framework for fund valuation practices. New Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations.

Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must determine the fair value of a security. The SEC also adopted new Rule 31a-4 under the Investment Company Act, which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. The Board has approved valuation procedures for the Fund and has delegated the day-to-day valuation and pricing responsibility for the Fund to Adviser (in such capacity, the “Valuation Designee”), subject to the oversight of the Board.

Temporary Investments. Delays in investing the net proceeds of the offering of Units may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Before making investments, the Fund may invest the net proceeds of the Fund’s offering primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment (“Temporary Investments”). This will produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in securities meeting the Fund’s investment objective. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in securities meeting the Fund’s investment objective.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Unitholders and the Board of Directors of TCW Spirit Direct Lending LLC

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Spirit Direct Lending LLC (the “Company”), including the schedule of investments, as of December 31, 2024, the related statements of operations, changes in members’ capital, cash flows, and financial highlights for the period from May 16, 2024 (inception) to December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations, changes in members’ capital, cash flows, and financial highlights for the period from May 16, 2024 (inception) to December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the loan agent banks and custodian. We believe that our audit provides a reasonable basis for our opinion.

Los Angeles, California

February 27, 2025

We have served as the auditor of one or more investment companies within the group of investment companies since 2014.

TCW Spirit Direct Lending LLC

(A Delaware Limited Liability Company)

December 31, 2024

ADMINISTRATION

ADVISER and ADMINISTRATOR

TCW Asset Management Company LLC

1251 Avenue of the Americas, Suite 4700

New York, NY 10020

(212) 771-4000

PORTFOLIO MANAGER

Richard T. Miller

Group Managing Director

INDEPENDENT AUDITORS

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, CA 90013

CUSTODIAN

U.S. Bank National Association

U.S. Bank Tower

425 Walnut Street

Cincinnati, OH 45202

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant and the Adviser have adopted, a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by the Fund’s personnel. The Code of Ethics generally contains restrictions on investments by the Fund’s personnel in securities that the Fund may purchase or hold. The Registrant did not make any amendments or grant any waivers, including implicit waivers, from any provisions of the Code of Ethics that relates to any element enumerated in Item 2(b) of Form N-CSR to the principal executive officer, principal financial officer and principal accounting officer during the period covered by this report.

The Registrant has included with this filing , pursuant to Item 19(a)(1), a copy of its Code of Ethics as an exhibit to this Form N-CSR. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. Unitholders may also obtain copies of the Code of Ethics on the Adviser’s website at www.TCW.com or by written request addressed to the following: Gladys Xiques, Chief Compliance Officer, 515 South Flower Street Los Angeles, California 90071.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Saverio M. Flemma, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Saverio M. Flemma is an “independent” Director as such term is interpreted under this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2024	$64,815.00
	December 31, 2023	$ —
(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2024	$ —
	December 31, 2023	$ —
(c)	Fiscal Year Ended	Tax Fees
	December 31, 2024	$40,990.00
	December 31, 2023	$ —
(d)	Fiscal Year Ended	All Other Fees (1)
	December 31, 2024	$ —
	December 31, 2023	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2023 and $0 for 2024.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved (not requiring pre-approval) pursuant to paragraph ( c )(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing audit committee (known as the Audit Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

Saverio M. Flemma (Chair)

Sheila A. Finnerty

R. David Kelly

Andrew W. Tarica

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1(a) of this form N-CSR.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable to close-end investment companies.

(b)	Not applicable to close-end investment companies.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to close-end investment companies.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to close-end investment companies.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to close-end investment companies.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

At a meeting on March 27, 2024, the Directors, including the Independent Directors, evaluated the proposed Investment Advisory Agreement of the Fund (the “Advisory Agreement”). The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed materials furnished by the Adviser, and discussed with the Adviser information regarding the Adviser, and its personnel, operations and financial condition. Materials prepared by the Adviser indicating comparative fee information were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Adviser: The Directors considered the general nature, extent, and quality of services provided to direct lending funds overseen by the Adviser that are subject to Investment Company Act regulation and other affiliated originated loan funds and expected to be provided to the Fund by the Adviser. The Directors evaluated the Adviser’s experience in serving as the manager of other direct lending funds subject to Investment Company Act regulation and such other originated loan funds, and considered the benefits to Unitholders of investing in the Fund, which is served by a large organization that also serves a variety of other investment advisory clients, including managed accounts, funds, structured products and other investment vehicles. The Directors also considered the ability of the Adviser to provide appropriate levels of support and resources to the Fund.

The Directors also took note of the background and experience of senior management and the Direct Lending team of the Adviser. It was noted that the expertise and amounts of attention expected to be given to the Fund by the Adviser are substantial. The Directors also noted the experience of the Adviser with advising other direct lending funds subject to Investment Company Act regulation. The Directors considered the ability of the Adviser to attract and retain qualified business professionals and its compensation program. The Directors also considered the breadth of the compliance programs of the Adviser, as well as the compliance operations of the Adviser that would be applicable to the Fund. The Directors concluded that they were satisfied with the nature, extent and quality of the services anticipated to be provided to the Fund by the Adviser under the Advisory Agreement.

(ii) Investment Performance of the Fund and the Adviser: The Directors noted that the Fund had not yet commenced investment operations, and considered the performance of other direct lending funds that are subject to Investment Company Act regulation, each of which is managed by the Adviser. The Directors concluded that the Adviser would provide acceptable investment management services to the Fund.

(iii) Advisory Fees and Profitability: The Directors considered information prepared by the Adviser comparing the proposed management and incentive fees of the Fund to other direct lending funds advised by the Adviser and subject to Investment Company Act regulation, and other registered funds investing in similar assets. It also was noted that, as the Fund currently was anticipated to have a single Unitholder, the Unitholder was comfortable with the proposed management and incentive fees of the Fund. The Directors concluded that the proposed management and incentive fees of the Fund were consistent with the strategy and the range of fees charged by such registered investment companies.

The Directors also considered the costs of services to be provided and profits to be realized by the Adviser and its affiliates from their relationship with the Fund, recognizing the difficulty in evaluating a manager’s projected profitability with respect to a fund that is not yet operational. Based on these various considerations, as well as relevant information with respect to other direct lending funds advised by the Adviser and subject to Investment Company Act regulation, the Directors concluded that the proposed management and incentive fees under the Advisory Agreement were fair and bore a reasonable relationship to the services to be rendered.

(iv) Expenses and Economies of Scale: The Directors concluded that the proposed fees were appropriate given the expected size and structure of the Fund. The Directors also considered the potential of the Adviser to achieve economies of scale as the Fund grows in size. It was noted that the Fund currently was expected to have a single Unitholder, who had separately negotiated and approved the proposed fee rate payable under the Advisory Agreement. Based on all the information they reviewed, the Directors concluded that the proposed fee structure was reasonable and that the Board would consider potential economies of scale once the Fund was operational and had assets under management.

(v) Ancillary Benefits: The Directors considered ancillary benefits to be received by the Adviser and its affiliates, as a result of the relationship of the Adviser with the Fund. The Directors concluded that any potential benefits to be derived by the Adviser from its relationship with the Fund were consistent with the services proposed to be provided by the Adviser to the Fund.

The Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund intends to delegate proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the Independent Directors, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

If the Adviser has responsibility for voting proxies in connection with its investment advisory duties, or has the responsibility to specify to an agent how to vote the client’s proxies, it exercises such voting responsibilities through the corporate proxy voting process. The Adviser believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, the Adviser and its affiliates have established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines (the “Guidelines”) and procedures.

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include the Adviser’s personnel from the investment, compliance, legal and marketing departments. The Adviser also uses outside proxy voting services (each, an “Outside Service”) to help manage the proxy voting process. Each Outside Service facilitates its voting according to the Guidelines (or according to guidelines submitted by the Adviser’s clients) and helps maintain the Adviser’s proxy voting records. The Adviser’s proxy voting and record keeping is dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under circumstances described below involving potential conflicts of interest, the Adviser may also request an Outside Service to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of each Outside Service to ensure that recommendations are consistent with the Adviser’s clients’ best interest. In the event the Adviser inadvertently receives any proxy material on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible by the Adviser to determine the identity of the client, the Adviser will promptly forward such materials to the client. As a matter of firm policy, the Adviser does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

The Guidelines provide a basis for the Adviser’s decisions in the voting of proxies for clients. When voting proxies, the Adviser’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by the Adviser’s clients. The Adviser’s underlying philosophy, however, is that the portfolio managers, who are primarily responsible for evaluating the individual holdings of the Adviser’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of the Adviser’s management, the Proxy Committee, and any Outside Service.

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. The Guidelines provide procedures for documenting and, as required, approving such overrides. In the event a potential conflict arises in the context of voting proxies for the Adviser’s clients, the primary means by which the Adviser will avoid a conflict of interest is by casting votes with the assistance of an Outside Service according to the Guidelines and any applicable guidelines provided by the Adviser’s clients. If a potential conflict of interest arises, and the proxy vote to be decided is predetermined under the Guidelines, then the Adviser will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then the Guidelines provide procedures for determining whether a material conflict of interest exists and, if so, resolving such conflict.

The Adviser or an Outside Service will keep records of the following items for at least five years: (i) the Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s EDGAR system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and the Adviser’s response (whether a client’s request was oral or in writing); and (v) any documents the Adviser prepared that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, the Adviser or an Outside Service will maintain any documentation related to an identified material conflict of interest.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The following table provides biographical information about the members of The Private Credit Group, who are primarily responsible for the day-to-day portfolio management of TCW Spirit Direct Lending Fund as of December 31, 2024:

Name of				Role of
Portfolio		Length of Time		Portfolio
Management		of Service to		Management
Team Member	Title	the Fund	Business Experience During the Past 5 Years	Team Member
Richard Miller	Group Managing Director, Chief	Since Inception	Group Managing Director, Chief Investment Officer,	Portfolio
	Investment Officer, Co-Portfolio Manager		Co-Portfolio Manager of the Direct Lending Strategy	Management
	of the Direct Lending Strategy and		and Chairman of the Investment Committee
Chairman of the Investment Committee

Suzanne Grosso	Managing Director, Head of Credit and	Since Inception	Managing Director, Head of Credit and Investment	Portfolio
	Investment Committee Member		Committee Member	Management

(a)(2) The following table provides information about portfolios and accounts, other than TCW Spirit Direct Lending Fund, for which the Investment Committee Members are primarily responsible for the day-to-day portfolio management as of December 31, 2024:

Name of Portfolio Management	Number of	Total Assets in	Number of Accounts	Total Assets in Accounts	Number of Other Accounts Managed	Total Assets in Accounts
Team Member	Accounts	Accounts	Subject to a Performance-	Subject to a Performance-	for Which There is No Performance-	for Which There is No Performance-
			Based Advisor Fee	Based Advisory Fee	Based Advisor Fee	Based Advisory Fee
Richard T. Miller
Registered Investment Companies	5	$3,183,246,510	5	$3,183,246,510	None	$—
Pooled Investment Vehicles	8	$1,905,678,648	8	$1,905,678,648	None	$—
Funds of One	4	$1,474,899,517	4	$1,474,899,517	None	$—
Separately Managed Account	2	$ 538,160,144	2	$ 538,160,144	None	$—

Suzanne Grosso
Registered Investment Companies	5	$3,183,246,510	5	$3,183,246,510	None	$—
Other Pooled Investment Vehicles	6	$ 938,537,524	6	$ 938,537,524	None	$—
Funds of One	4	$1,474,899,517	4	$1,474,899,517	None	$—
Separately Managed Account	2	$ 538,160,144	2	$ 538,160,144	None	$—

Conflicts of Interest

Conflicts of interest may exist from time to time between the Adviser and certain of its affiliates involved with the Fund. For example, the members of the Investment Committee (as defined herein) are and may in the future become affiliated with entities engaged in business activities similar to those of the Fund, and may have conflicts of interest in allocating their time. Moreover, each member of the Investment Committee is engaged in other business activities which divert their time and attention. Although the Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund. In addition, there compensation paid by the Fund to the Adviser may create an incentive for the Adviser to pursue investments on behalf of the Fund that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in the Fund investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The compensation payable to the may encourage the Adviser to use leverage to increase the return on Fund investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities.

(a)(3) The below information is provided as of December 31, 2024.

Compensation

The overall objective of the Adviser’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objective and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Adviser’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Adviser or an affiliate of the Adviser (collectively, the “TCW Advisers”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Adviser. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Adviser’s parent company.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(4) The following is listing of the dollar range of shares and securities beneficially owned by each Portfolio Management Team Member as of December 31, 2024.

Name of Portfolio Management	Dollar Range of Shares/Securities Beneficially
Team Member:	Owned by Portfolio Management Team Members:
Richard T. Miller	$—
Suzanne Grosso	$—

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable during the reporting period.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes since the Fund’s last disclosure in response to this Item 15.

ITEM 16. CONTROLS AND PROCEDURES.

(a)

As of a date within 90 days of the filing of this Form N-CSR, the Registrant’s principal executive and principal financial & accounting officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d- 15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)	Not applicable.
(a)(2)	Not applicable.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section  302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxle Act of 2002 to be attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Spirit Direct Lending LLC

By (Signature and Title)	/s/ Richard T. Miller
Richard T. Miller
President
(Principal Executive Officer)

Date	March 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard T. Miller
Richard T. Miller
President
(Principal Executive Officer)

By (Signature and Title)	/s/ Andrew J. Kim
Andrew J. Kim
Chief Financial Officer
(Principal Executive Officer)

Date	March 3, 2025